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Cusip No. 501810105                     13G



                        EXHIBIT A: Joint Filing Agreement
                        ---------------------------------

         In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01 per share, of LCC International, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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                              Page 13 of 14 pages

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Cusip No. 501810105                       13G



                            CARLYLE-LCC INVESTORS I, L.P.

                                     By:  TC Group, L.L.C., its General Partner

                                     By:  /s/ Daniel D'Aniello
                                     Name:  Daniel D'Aniello
                                     Title: Managing Director

                            CARLYLE-LCC INVESTORS II, L.P.

                                     By:  TC Group, L.L.C., its General Partner

                                     By:  /s/ Daniel D'Aniello
                                     Name:  Daniel D'Aniello
                                     Title: Managing Director

                            CARLYLE-LCC INVESTORS III, L.P.

                                     By:  TC Group, L.L.C., its General Partner

                                     By:  /s/ Daniel D'Aniello
                                     Name:  Daniel D'Aniello
                                     Title: Managing Director

                            CARLYLE-LCC INVESTORS IV (E), L.P.

                                     By:  TC Group, L.L.C., its General Partner

                                     By:  /s/ Daniel D'Aniello
                                     Name:  Daniel D'Aniello
                                     Title: Managing Director

                            TCG HOLDINGS, L.L.C.

                                     By:  /s/ Daniel D'Aniello
                                     Name:  Daniel D'Aniello
                                     Title: Managing Director



                              Page 14 of 14 pages